UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 19, 2006

Date of report (Date of earliest event reported)

MedicalCV, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-33295	41-1717208
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9725 South Robert Trail

Inver Grove Heights, Minnesota 55077

(Address of principal executive offices, including zip code)

(651) 452-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The Board of Directors of MedicalCV, Inc. (the “Company”) has authorized a one for ten share combination of its common stock (the “Reverse Stock Split”).  As a result of the Reverse Stock Split, every ten shares of the Company’s common stock that are issued and outstanding as of the record date of May 31, 2006, will automatically be combined into one issued and outstanding share without any change in the par value of such shares, and the number of authorized shares of the Company’s common stock will be proportionally reduced.  No fractional shares will be issued in connection with the Reverse Stock Split.  Shareholders who are entitled to fractional shares will receive cash in lieu of receiving fractional shares.

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The Company intends to file with the Minnesota Secretary of State an amendment to the Company’s Restated Articles of Incorporation, as Amended, reflecting the Reverse Stock Split.  The effective date and time of the Reverse Stock Split is May 31, 2006 at 5:00 p.m. Eastern Daylight Time, the record date.  Upon the effective date and time of the Reverse Stock Split, every ten shares of the Company’s common stock that are issued and outstanding as of the record date will automatically be combined into one issued and outstanding share, without any change in the par value of such shares.  The form of the amendment to the Restated Articles of Incorporation, as Amended, is attached to this current report as Exhibit 3 and is incorporated herein by reference.

ITEM 8.01     OTHER EVENTS

The Company has received a new CUSIP number for its common stock from the CUSIP Service Bureau, to be effective after the Reverse Stock Split.  The Company’s old CUSIP number for its common stock was 584639 10 8; the Company’s new CUSIP number for its common stock will be 584639 40 5.  The Company has applied to have its common stock quoted on the Nasdaq Capital Market.

On May 19, 2006, the Company filed a registration statement on Form SB-2 with the U.S. Securities and Exchange Commission relating to a proposed public common stock offering of approximately $30.0 million.  The offered shares will be sold by the Company.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

3                                          Form of Articles of Amendment to the Restated Articles of Incorporation, as Amended, of Medical CV, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedicalCV, Inc.

Date: May 19, 2006	By:	/s/ John H. Jungbauer
John H. Jungbauer
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3	Form of Articles of Amendment to the Restated Articles of Incorporation, as Amended, of MedicalCV, Inc.